Exhibit 99.2

INDEX TO FINANCIAL STATEMENTS FOR THE ACQUIRED RESTAURANTS

Page
Report of Independent Registered Public Accounting Firm	F-2

Statements of Assets Acquired and Liabilities Assumed as of December 31, 2011 and 2010 (Successor)	F-3

Statements of Revenue and Direct Operating Expenses for the year ended
December 31, 2011 (Successor), the period from October 19, 2010 to December 31, 2010 (Successor), the period from January 1, 2010 to October 18, 2010 (Predecessor) and for the year ended December 31, 2009 (Predecessor)

F-4

Notes to Special Purpose Financial Statements	F-5

Statements of Assets Acquired and Liabilities Assumed as of March 31, 2012 (unaudited) and December 31, 2011	F-11

Statements of Revenues and Direct Operating Expenses for the three months ended March 31, 2012 and 2011 (unaudited)	F-12

Notes to Special Purpose Financial Statements	F-13

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Burger King Holdings, Inc.:

We have audited the accompanying Statements of Assets Acquired and Liabilities Assumed of 278 Burger King restaurants (the Business) as of December 31, 2011 and 2010 (Successor) and the related Statements of Revenue and Direct Operating Expenses for the year ended on December 31, 2011 (Successor), the period from October 19, 2010 to December 31, 2010 (Successor), the period from January 1, 2010 to October 18, 2010 (Predecessor), and for the year ended on December 31, 2009 (Predecessor). The Business is operated by Burger King Corporation (the Company), a wholly owned subsidiary of Burger King Holdings, Inc. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared to present the assets acquired and liabilities assumed and revenues and direct operating expenses of the Business for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, due to the contemplated Asset Purchase Agreement between Burger King Corporation and a buyer as described in Note 1 to the Financial Statements, and are not intended to be a complete presentation of financial position or results of operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the Statements of Assets Acquired and Liabilities Assumed of the Business as of December 31, 2011 and 2010 (Successor), and the related Statements of Revenues and Direct Expenses for the year ended on December 31, 2011 (Successor), the period from October 19, 2010 to December 31, 2010 (Successor), the period from January 1, 2010 to October 18, 2010 (Predecessor), for the year ended on December 31, 2009 (Predecessor), in conformity with U.S. generally accepted accounting principles, as further discussed in Note 1.

April 3, 2012

Miami, Florida

Certified Public Accountants

BURGER KING RESTAURANTS

Statements of Assets Acquired and Liabilities Assumed

December 31, 2011 and 2010

(In thousands)

	Successor
	2011	2010
Current assets:
Cash	$426	311
Inventory	2,636	2,725

Total current assets	3,062	3,036
Property, plant and equipment, net	33,067	35,322
Commitments and contingencies (notes 5 and 6)

Net assets acquired	$36,129	38,358

See accompanying notes to financial statements.

BURGER KING RESTAURANTS

Statements of Revenues and Direct Operating Expenses

(In thousands)

	Successor		Predecessor
	Year ended December 31, 2011	October 19, 2010 to December 31, 2010	January 1, 2010 to October 18, 2010	Year ended December 31, 2009
Restaurant revenues	$294,880	59,125	240,190	303,241
Direct costs and expenses:
Food, paper and product costs	97,176	18,525	79,182	98,072
Payroll and employee benefits	92,486	19,314	77,719	98,587
Restaurant rent expense	14,013	2,800	11,624	14,358
Occupancy and other operating costs	39,237	7,528	31,461	37,246
Advertising expenses	14,126	2,787	11,269	14,116
General and administrative expenses	6,019	1,354	5,428	8,106
Depreciation	17,532	2,573	12,569	14,725

Total direct costs and expenses	280,589	54,881	229,252	285,210

Interest expenses	1,736	359	1,746	2,252

Revenues less direct costs and expenses	$12,555	3,885	9,192	15,779

See accompanying notes to financial statements.

BURGER KING RESTAURANTS

Notes to Financial Statements

December 31, 2011 and 2010

(Dollars in thousands)

(1)	Description of Business and Organization

(a) Description of Business and Basis of Presentation

On March 26, 2012, Burger King Corporation (the Company), a wholly owned subsidiary of Burger King Holdings, Inc., entered into a definitive asset purchase and sale agreement (the Agreement) with Carrols LLC (the Buyer), and Carrols Restaurant Group, Inc., the parent of the Buyer. The Agreement provides for the sale of certain assets used in connection with 278 restaurants owned by the Company (the Business) and excludes the land and buildings that the restaurants occupy or the lease obligations related to the land and buildings, as applicable by property, which will be leased or sub-leased by Buyer from the Company. The transaction is expected to close in the second quarter of 2012 (collectively, the Transaction).

The accompanying Statements of Assets Acquired and Liabilities Assumed and the Statements of Revenues and Direct Operating Expenses of the Business were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues, expenses, and cash flows.

The Company operates the Business under the Burger King brand (the Brand) in Indiana, Kentucky, North Carolina, Ohio, Pennsylvania, South Carolina and Virginia. These financial statements have been derived from the Company’s historical accounting records and reflect allocations of certain direct expenses. The allocations and estimates in the Statements of Revenues and Direct Operating Expenses are based on assumptions that management believes are reasonable. The financial statements do not represent the assets to be sold and revenues and direct operating expenses of the Business had it been operated independently.

Company restaurant revenues in the accompanying Statements of Revenues and Direct Operating Expenses represent net revenues directly attributable to the Business. Expenses in the accompanying Statements of Revenues and Direct Operating Expenses represent direct and allocated costs related to the Business. Costs for certain functions and services performed centrally by the Company have been allocated to the Business based on activity-based allocations (generally revenues or restaurant count) that the Company believes are reasonable. The Statements of Revenues and Direct Operating Expenses include allocations of the following costs: certain rebates, certain administrative costs including information systems, accounting, and finance, and certain corporate and administrative expenses of the Company.

The Statements of Revenues and Direct Operating Expenses of the Business exclude allocations of the Company’s corporate overhead expenses, including, but not limited to, corporate accounting, human resources, legal, certain information systems, and corporate affairs functions. Interest and taxes were not allocated to the Business.

Pursuant to the Agreement, the Buyer will pay a pre-determined amount (subject to adjustment) for cash on hand and inventory of the Business. Cash and Inventory reflected in the Statements of Assets Acquired and Liabilities Assumed are presented at their historical carrying values and have not been adjusted for this provision.

The fixed assets and inventory located at the Restaurants are subject to a lien in favor of JP Morgan Chase Bank, N.A., as Administrative Agent, to secure the obligations of the Company under its senior secured credit facility. Upon consummation of the proposed sale of the Business, the liens will be automatically released.

(b) Acquisition of Burger King Holdings, Inc.

On October 19, 2010, 3G Special Situations Fund II, L.P., which is an affiliate of 3G Capital Partners Ltd., an investment firm based in New York City, indirectly acquired 100% of the equity of Burger King

BURGER KING RESTAURANTS

Notes to Financial Statements — (Continued)

December 31, 2011 and 2010

(Dollars in thousands)

Holdings, Inc. (the Burger King Acquisition). The Burger King Acquisition has been accounted for as a business combination using the acquisition method of accounting. As a result, the post-acquisition financial statements of the Business reflect the new basis of accounting. Fees and expenses related to the Burger King Acquisition were not allocated to the Business.

Financial information through but not including the acquisition date of October 19, 2010 is referred to as “Predecessor” information, which has been prepared using the Company’s previous basis of accounting. The financial information beginning October 19, 2010 is referred to as “Successor” information and reflects fair value adjustments for the Burger King Acquisition. Black lines have been drawn to separate the Successor’s financial information from that of the Predecessor since the financial information is not comparable as a result of the application of acquisition accounting resulting from the Burger King Acquisition.

(2)	Summary of Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, and disclosure of contingent liabilities, at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management adjusts such estimates and assumptions when facts and circumstances dictate. Actual results could differ from these estimates. Also, as discussed in Note 1, these financial statements include allocations and estimates that management believes are reasonable, but are not indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity or the future results of the Business.

(b) Cash

Cash is comprised of petty cash that is maintained at the Business.

(c) Inventory

Inventories are stated at the lower of cost (first-in, first-out) or net realizable value, and consist primarily of restaurant food items and paper supplies held at the Business.

(d) Property, Plant and Equipment, net

Property, plant and equipment, net, is recorded at historical cost less accumulated depreciation. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets. As described in Note 1(b), the Burger King Acquisition has been accounted for as a business combination using the acquisition method of accounting. As a result, post-acquisition property, plant and equipment reflect the new basis of accounting.

(e) Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Some of the events or changes in circumstances that would trigger an impairment review include, but are not limited to, a significant under-performance relative to expected and/or historical results (two consecutive years of negative comparable sales or operating cash flows), significant negative industry or economic trends; knowledge of transactions involving the sale of similar property at amounts below the carrying value; or an expectation to

BURGER KING RESTAURANTS

Notes to Financial Statements — (Continued)

December 31, 2011 and 2010

(Dollars in thousands)

dispose of long-lived assets before the end of their estimated useful lives. The impairment test for long-lived assets requires management to assess the recoverability of long-lived assets by comparing their net carrying value to the sum of undiscounted estimated future cash flows directly associated with and arising from use and eventual disposition of the assets. If the net carrying value of a group of long-lived assets exceeds the sum of related undiscounted estimated future cash flows, an impairment charge equal to the excess, if any, of net carrying value over fair value is recorded.

Long-lived assets are grouped for recognition and measurement of impairment at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets. Long-lived assets are grouped together for impairment testing at the operating market level (based on major metropolitan areas). These operating market definitions are based upon the following primary factors:

•

management views profitability of the restaurants within the operating markets as a whole, based on cash flows generated by a portfolio of restaurants, rather than by individual restaurants, and area managers receive incentives on this basis; and

•	management does not evaluate individual restaurants to build, acquire or close independent of an analysis of other restaurants in these operating markets.

(f) Revenue Recognition

Restaurant revenues include retail sales at the Business and are recognized at the point of sale net of sales tax and other sales-related taxes.

(g) Advertising and Promotional Costs

Advertising and promotional costs are expensed in the period incurred.

(h) Retirement Plans

The Company sponsors the Burger King Savings Plan (the Savings Plan), a defined contribution plan under the provisions of Section 401(k) of the Internal Revenue Code. The Savings Plan is voluntary and is provided to all employees who meet the eligibility requirements. A participant can elect to contribute up to 50% of their compensation, subject to IRS limits, and the Company matches 100% of the first 6% of employee compensation.

Amounts recorded in the Statements of Revenues and Direct Operating Expenses representing the Company’s contributions to the Savings Plan on behalf of the Business’ employees totaled $365, $82, $333 and $404 for the year ended December 31, 2011, the period from October 19, 2010 to December 31, 2010, the period from January 1, 2010 to October 18, 2010, and for the year ended December 31, 2009, respectively. Company contributions made on behalf of the Business’ employees are classified as General and administrative expenses in the Statements of Revenues and Direct Operating Expenses.

(i) General and Administrative Expenses

General and administrative expenses consist primarily of allocated expenses incurred by the Company on behalf of the Business. Expenses were allocated based on measures relevant to the expense (see Note 1). General and administrative expenses include allocated expenses totaling $5,654, $1,272, $5,095 and $7,702 for the year ended December 31, 2011, the period from October 19, 2010 to December 31, 2010, the period from January 1, 2010 to October 18, 2010, and for the year ended December 31, 2009, respectively.

(j) Concentrations of Risk

Four distributors service approximately 85% of the Business’ restaurants and the loss of any one of these distributors would likely have an adverse impact on the financial results.

BURGER KING RESTAURANTS

Notes to Financial Statements — (Continued)

December 31, 2011 and 2010

(Dollars in thousands)

(3)	Restaurant Count

A rollforward of restaurants included in these financial statements is as follows:

Restaurant count
Count at December 31, 2008	264
Restaurant openings	11

Count at December 31, 2009	275
Restaurant openings	3

Count at December 31, 2010 and 2011	278

(4)	Property, Plant and Equipment, net

Property, plant and equipment, along with their estimated useful lives, consist of the following:

		Successor
		December 31, 2011	December 31, 2010
Machinery and equipment	(up to 18 years)	$36,273	27,595
Furniture and fixtures	(up to 10 years)	20	20
Assets under construction		7,772	9,203
Accumulated depreciation		(10,998)	(1,496)

Property, plant and equipment, net		$33,067	35,322

Depreciation expense included in Depreciation in the Statements of Revenues and Direct Operating Expenses totaled $17,532, $2,573, $12,569 and $14,725 for the year ended December 31, 2011, the period from October 19, 2010 to December 31, 2010, the period from January 1, 2010 to October 18, 2010 and for the year ended December 31, 2009, respectively.

As described in Note 1, the Statements of Assets Acquired and Liabilities Assumed do not include buildings and land owned or subject to capital leases by the Company, which are to be leased by the Buyer subsequent to the Transaction, with net carrying values of $51,804 and $38,513, respectively, as of December 31, 2011 and $58,328 and $38,513, respectively, as of December 31, 2010. Included in depreciation expense is $8,985, $1,482, $7,356 and $8,777 related to the depreciation of such buildings and leasehold improvements for the year ended December 31, 2011, the period from October 19, 2010 to December 31, 2010, the period from January 1, 2010 to October 18, 2010 and the year ended December 31, 2009, respectively.

(5)	Leases

Historically, the Company has either purchased or entered into lease agreements related to the land and building pertaining to the 278 restaurants of the Business. For the locations subject to lease, the Business has been charged rent expense for those leases that the Company has classified as operating leases, and interest and depreciation expense for those leases that the Company has classified as capital leases.

BURGER KING RESTAURANTS

Notes to Financial Statements — (Continued)

December 31, 2011 and 2010

(Dollars in thousands)

Rent expense associated with the operating lease commitments included in Restaurant Rent Expense is as follows:

	Successor		Predecessor
	Year ended December 31, 2011	October 19, 2010 to December 31, 2010	January 1, 2010 to October 18, 2010	Year ended December 31, 2009
Rent expense:
Minimum	$12,677	2,572	10,056	12,190
Contingent	1,689	304	1,958	2,657
Amortization of favorable and unfavorable leases contracts, net	(353)	(76)	(390)	(489)

Total rent expense	$14,013	2,800	11,624	14,358

Interest and depreciation expense associated with capital lease commitments included in Interest expense and Depreciation expenses, respectively, are as follows:

	Successor		Predecessor
	Year ended December 31, 2011	October 19, 2010 to December 31, 2010	January 1, 2010 to October 18, 2010	Year ended December 31, 2009
Interest expense	$1,736	359	1,746	2,252
Depreciation expense	1,719	359	1,028	1,271

A rollforward of restaurants owned and leased by the Company on behalf of the Business is as follows:

	Owned	Operating lease	Capital lease
Count at December 31, 2008	81	129	54
Restaurant openings	—	8	3

Count at December 31, 2009	81	137	57
Restaurant openings	—	3	—

Count at December 31, 2010 and 2011	81	140	57

The Company’s initial lease terms are generally 10 to 20 years. Most leases provide for fixed monthly payments. Many of these leases provide for future rent escalations and renewal options. Most leases also obligate the Company to pay the cost of maintenance, insurance and property taxes. Subsequent to the Transaction, the Company will pass through the costs of the operating and capital leases to the Business. Further, for those locations where the Company currently owns the land and buildings, the Business will be required to enter into triple net leases with the Company as part of the Transaction.

BURGER KING RESTAURANTS

Notes to Financial Statements — (Continued)

December 31, 2011 and 2010

(Dollars in thousands)

(6)	Commitments and Contingencies

Litigation

From time to time, the Business is involved in legal proceedings arising in the ordinary course of business. Management does not believe any such matter currently being reviewed will have a material adverse effect on the Business’ financial condition or results of operations.

(7)	Selected Cash Flow Information

Under the Company’s centralized cash management system, cash requirements of the Business are generally provided directly by the Company’s and cash generated by the Business is generally remitted directly to the Company. Transaction systems (e.g., payroll, employee benefits, and accounts payable) used to record and account for cash disbursements are provided centrally by the Company. Transaction systems (e.g., point-of-sale cash register systems) used to record and account for revenues and cash receipts are also provided centrally by the Company. Most of these corporate systems are not designed to track assets/liabilities and receipts/payments on a restaurant-specific basis.

As the Business has historically been managed as part of the operations of the Company and have not been operated as a stand-alone entity, it is not practical to prepare historical cash flow statements regarding the Business’ operating, investing and financing cash flows. As such, statements of cash flows have not been prepared for the Business, and selected discrete cash flow information is provided below.

	Successor		Predecessor
	Year ended December 31, 2011	October 19, 2010 to December 31, 2010	January 1, 2010 to October 18, 2010	Year ended December 31, 2009
Cash flows from operating activities exclusive of changes in liabilities and income taxes:
Revenue less direct costs and expenses	$12,555	3,885	9,192	15,779
Depreciation	17,532	2,573	12,569	14,725
Amortization of favorable and unfavorable lease contract, net	(353)	(76)	(390)	(489)
Net changes in inventories	89	(444)	257	163

	$29,823	5,938	21,628	30,178

Cash flows used in investing activities:
Capital expenditures	$(9,803)	(1,815)	(17,077)	(21,442)

(8)	Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through April 3, 2012, the date at which the financial statements were available to be issued, and determined that there are no other items to disclose.

BURGER KING RESTAURANTS

Statements of Assets Acquired and Liabilities Assumed

(In thousands)

	March 31, 2012	December 31, 2011
	(Unaudited)
Assets acquired:
Current assets:
Cash	$426	426
Inventory	3,043	2,636

Total current assets	3,469	3,062
Property, plant and equipment, net (note 4)	39,717	33,067

Total assets acquired	43,186	36,129

Liabilities assumed:
Capital lease obligation – current (note 6)	1,146	—
Capital lease obligation – noncurrent (note 6)	6,155	—
Commitments and contingencies (notes 5 and 7)

Total liabilities assumed	7,301	—

Net assets acquired	$35,885	36,129

See accompanying notes to special purpose financial statements.

BURGER KING RESTAURANTS

Statements of Revenues and Direct Operating Expenses

(In thousands)

	Three months ended
	March 31, 2012	March 31, 2011
	(Unaudited)
Restaurant revenues	$73,438	69,806
Direct costs and expenses:
Food, paper and product costs	25,284	23,541
Payroll and employee benefits	23,860	22,376
Restaurant rent expense	3,602	3,364
Occupancy and other operating costs	9,165	9,530
Advertising expense	2,772	3,073
General and administrative expenses	1,335	1,480
Depreciation	4,497	4,176

Total direct costs and expenses	70,515	67,540

Interest expenses	426	413

Revenues less direct costs and expenses	$2,497	1,853

See accompanying notes to special purpose financial statements.

BURGER KING RESTAURANTS

Notes to Special Purpose Financial Statements

March 31, 2012

(Unaudited)

(Dollars in thousands)

(1)	Description of Business and Organization

(a) Description of Business and Basis of Presentation

On March 26, 2012, Burger King Corporation (the Company), a wholly owned subsidiary of Burger King Holdings, Inc., entered into a definitive asset purchase and sale agreement (the Agreement) with Carrols LLC (the Buyer), and Carrols Restaurant Group, Inc., the parent of the Buyer. The Agreement provides for the sale of certain assets used in connection with 278 restaurants owned by the Company (the Business) and excludes the land and buildings that the restaurants occupy or the lease obligations related to the land and buildings, as applicable by property, which will be leased or sub-leased by Buyer from the Company. The transaction is expected to close in the second quarter of 2012 (collectively, the Transaction).

The accompanying unaudited Statements of Assets Acquired and Liabilities Assumed and the Statements of Revenues and Direct Operating Expenses of the Business were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for interim financial information and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues, expenses, and cash flows. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation have been included in the Financial Statements. The results for interim periods do not necessarily indicate the results that may be expected for any other interim period or for the full year.

The Company operates the Business under the Burger King brand (the Brand) in Indiana, Kentucky, North Carolina, Ohio, Pennsylvania, South Carolina and Virginia. These financial statements have been derived from the Company’s historical accounting records and reflect allocations of certain direct expenses. The allocations and estimates in the unaudited Statements of Revenues and Direct Operating Expenses are based on assumptions that management believes are reasonable. The financial statements do not represent the assets to be sold and revenues and direct operating expenses of the Business had it been operated independently.

Company restaurant revenues in the accompanying unaudited Statements of Revenues and Direct Operating Expenses represent net revenues directly attributable to the Business. Expenses in the accompanying unaudited Statements of Revenues and Direct Operating Expenses represent direct and allocated costs related to the Business. Costs for certain functions and services performed centrally by the Company have been allocated to the Business based on activity-based allocations (generally revenues or restaurant count) that the Company believes are reasonable. The unaudited Statements of Revenues and Direct Operating Expenses include allocations of the following costs: certain rebates, certain administrative costs including information systems, accounting, and finance, and certain corporate and administrative expenses of the Company.

The unaudited Statements of Revenues and Direct Operating Expenses of the Business exclude allocations of the Company’s corporate overhead expenses, including, but not limited to, corporate accounting, human resources, legal, certain information systems, and corporate affairs functions. Interest and taxes were not allocated to the Business.

Pursuant to the Agreement, the Buyer will pay a pre-determined amount (subject to adjustment) for cash on hand and inventory of the Business. Cash and Inventory reflected in the unaudited Statements of Assets Acquired and Liabilities Assumed are presented at their historical carrying values and have not been adjusted for this provision.

BURGER KING RESTAURANTS

Notes to Special Purpose Financial Statements — (Continued)

March 31, 2012

(Unaudited)

(Dollars in thousands)

The fixed assets and inventory located at the Restaurants are subject to a lien in favor of JP Morgan Chase Bank, N.A., as Administrative Agent, to secure the obligations of the Company under its senior secured credit facility. Upon consummation of the proposed sale of the Business, the liens will be automatically released.

(2)	Summary of Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, and disclosure of contingent liabilities, at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management adjusts such estimates and assumptions when facts and circumstances dictate. Actual results could differ from these estimates. Also, as discussed in note 1, these interim financial statements include allocations and estimates that management believes are reasonable, but are not indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity or the future results of the Business.

(b) Cash

Cash is comprised of petty cash that is maintained at the Business.

(c) Inventory

Inventories are stated at the lower of cost (first-in, first-out) or net realizable value, and consist primarily of restaurant food items and paper supplies held at the Business.

(d) Property, Plant and Equipment, net

Property, plant and equipment, net, is recorded at historical cost less accumulated depreciation. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets.

(e) Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Some of the events or changes in circumstances that would trigger an impairment review include, but are not limited to, a significant under-performance relative to expected and/or historical results (two consecutive years of negative comparable sales or operating cash flows), significant negative industry or economic trends; knowledge of transactions involving the sale of similar property at amounts below the carrying value; or an expectation to dispose of long-lived assets before the end of their estimated useful lives. The impairment test for long-lived assets requires management to assess the recoverability of long-lived assets by comparing their net carrying value to the sum of undiscounted estimated future cash flows directly associated with and arising from use and eventual disposition of the assets. If the net carrying value of a group of long-lived assets exceeds the sum of related undiscounted estimated future cash flows, an impairment charge equal to the excess, if any, of net carrying value over fair value is recorded.

BURGER KING RESTAURANTS

Notes to Special Purpose Financial Statements — (Continued)

March 31, 2012

(Unaudited)

(Dollars in thousands)

Long-lived assets are grouped for recognition and measurement of impairment at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets. Long-lived assets are grouped together for impairment testing at the operating market level (based on major metropolitan areas). These operating market definitions are based upon the following primary factors:

•

management views profitability of the restaurants within the operating markets as a whole, based on cash flows generated by a portfolio of restaurants, rather than by individual restaurants, and area managers receive incentives on this basis; and

•	management does not evaluate individual restaurants to build, acquire or close independent of an analysis of other restaurants in these operating markets.

(f) Revenue Recognition

Restaurant revenues include retail sales at the Business and are recognized at the point of sale net of sales tax and other sales-related taxes.

(g) Advertising and Promotional Costs

Advertising and promotional costs are expensed in the period incurred.

(h) Retirement Plans

The Company sponsors the Burger King Savings Plan (the Savings Plan), a defined contribution plan under the provisions of Section 401(k) of the Internal Revenue Code. The Savings Plan is voluntary and is provided to all employees who meet the eligibility requirements. A participant can elect to contribute up to 50% of their compensation, subject to IRS limits, and the Company matches 100% of the first 6% of employee compensation.

Amounts recorded in the unaudited Statements of Revenues and Direct Operating Expenses representing the Company’s contributions to the Savings Plan on behalf of the Business’ employees totaled $65 and $98 for the three months period ended March 31, 2012 and 2011, respectively. Company contributions made on behalf of the Business’ employees are classified as General and administrative expenses in the unaudited Statements of Revenues and Direct Operating Expenses.

(i) General and Administrative Expenses

General and administrative expenses include allocated expenses totaling $1,270 and $1,382 for the three months period ended March 31, 2012 and 2011, respectively.

(j) Concentrations of Risk

Four distributors service approximately 85% of the Business’ restaurants and the loss of any one of these distributors would likely have an adverse impact on the financial results.

(3)	Restaurant Count

The Company had 278 restaurants, included in these financial statements, as of and for the periods ended March 31, 2011 and 2012 and for the year ended December 31, 2011. No restaurants were either opened or closed in any period presented within these financial statements.

BURGER KING RESTAURANTS

Notes to Special Purpose Financial Statements — (Continued)

March 31, 2012

(Unaudited)

(Dollars in thousands)

(4)	Property, Plant and Equipment, net

Property, plant and equipment, along with their estimated useful lives, consist of the following:

		March 31, 2012	December 31, 2011
Machinery and equipment	(up to 18 years)	$48,345	$36,273
Furniture and fixtures	(up to 10 years)	20	20
Assets under construction		4,445	7,772
Accumulated depreciation		(13,093)	(10,998)

Property, plant and equipment, net		$39,717	$33,067

Depreciation expense included in Depreciation and amortization in the unaudited Statements of revenues and direct operating expenses totaled $4,497 and $4,176 for the three months period ended March 31, 2012 and 2011, respectively.

In February 2012, the Company entered into a capital lease agreement related to Coke Freestyle machines. As of March 31, 2012, 379 machines have been received and installed in 186 of the Business’ restaurants, and the net carrying value of those machines included in Machinery and equipment in the unaudited Statements of Assets Acquired and Liabilities Assumed as of March 31, 2012, is $7,301. The Buyer has the commitment to acquire the Coke Freestyle machines for the remaining 92 restaurants.

As described in note 1, the unaudited Statements of Assets Acquired and Liabilities Assumed do not include buildings and land owned or subject to capital leases by the Company, which are to be leased by the Buyer subsequent to the Transaction, with net carrying values of $49,633 and $38,513, respectively, as of March 31, 2012 and $51,804 and $38,513, respectively, as of December 31, 2011. Included in depreciation expense is $2,297 and $2,209 related to the depreciation of such buildings and leasehold improvements for the three month period ended March 31, 2012 and 2011, respectively.

(5)	Leases

Historically, the Company has either purchased or entered into lease agreements related to the land and building pertaining to the 278 restaurants of the Business. For the locations subject to lease, the Business has been charged rent expense for those leases that the Company has classified as operating leases, and interest and depreciation expense for those leases that the Company has classified as capital leases.

BURGER KING RESTAURANTS

Notes to Special Purpose Financial Statements — (Continued)

March 31, 2012

(Unaudited)

(Dollars in thousands)

Rent expense associated with the operating lease commitments included in Restaurant rent expense is as follows:

	Three months ended
	March 31, 2012	March 31, 2011
Rent expense:
Minimum	$3,292	3,132
Contingent	398	320
Amortization of favorable and unfavorable leases contracts, net	(88)	(88)

Total rent expense	$3,602	3,364

Interest and depreciation expense associated with capital lease commitments included in Interest expense and Depreciation, respectively, is as follows:

	Three months ended
	March 31, 2012	March 31, 2011
Interest expense – buildings and machineries and equipment	$426	$413
Capital lease depreciation expense – buildings	430	430
Capital lease depreciation expense – machineries and equipment	104	—

The Company owned 81 restaurants as of and for the three months period ended March 31, 2011 and March 31, 2012 and for the year ended December 31, 2011. In addition, 140 restaurants were subject to operating leases and 57 restaurants were subject to capital leases for the aforementioned periods. No restaurants were either opened or closed in any period presented within these financial statements.

The Company’s initial lease terms are generally 10 to 20 years. Most leases provide for fixed monthly payments. Many of these leases provide for future rent escalations and renewal options. Most leases also obligate the Company to pay the cost of maintenance, insurance and property taxes. Subsequent to the Transaction, the Company will pass through the costs of the operating and capital leases to the Business. Further, for those locations where the Company currently owns the land and buildings, the Business will be required to enter into triple net leases with the Company as part of the Transaction.

(6)	Capital lease obligations

As described in note 4, the unaudited Statements of Assets Acquired and Liabilities Assumed include machinery subject to capital lease. The terms of the lease agreement are 100 months, with fixed monthly payments of $252. The current portion of the capital lease obligation is $1,146 and the noncurrent portion is $6,155. The Buyer has the commitment acquire the Coke freestyle machines for the remaining 92 restaurants.

BURGER KING RESTAURANTS

Notes to Special Purpose Financial Statements — (Continued)

March 31, 2012

(Unaudited)

(Dollars in thousands)

(7)	Commitments and Contingencies

Litigation

From time to time, the Business is involved in legal proceedings arising in the ordinary course of business. Management does not believe any such matter currently being reviewed will have a material adverse effect on the Business’ financial condition or results of operations.

(8)	Selected Cash Flow Information

Under the Company’s centralized cash management system, cash requirements of the Business are generally provided directly by the Company’s and cash generated by the Business is generally remitted directly to the Company. Transaction systems (e.g., payroll, employee benefits, and accounts payable) used to record and account for cash disbursements are provided centrally by the Company. Transaction systems (e.g., point-of-sale cash register systems) used to record and account for revenues and cash receipts are also provided centrally by the Company. Most of these corporate systems are not designed to track assets/liabilities and receipts/payments on a restaurant-specific basis.

As the Business has historically been managed as part of the operations of the Company and have not been operated as a stand-alone entity, it is not practical to prepare historical cash flow statements regarding the Business’ operating, investing and financing cash flows. As such, statements of cash flows have not been prepared for the Business, and selected discrete cash flow information is provided below.

	Three months ended
	March 31, 2012	March 31, 2011
Cash flows from operating activities exclusive of changes in liabilities and income taxes:
Revenue less direct costs and expenses	$2,497	$1,853
Depreciation	4,497	4,176
Amortization of favorable and unfavorable leases contract, net	(88)	(88)
Net changes in inventories	(408)	360

	$6,498	$6,301

Cash flows used in investing activities:
Capital expenditures	$1,574	$539